DOW JONES ISLAMIC INDEX FUND
                     a series of Allied Asset Advisors Funds

                                 CLASS M SHARES



                                                              September 30, 2003
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                          Supplement to the Prospectus
                     and Statement of Additional Information
                           Each Dated October 1, 2002


     On September 22, 2003, the Board of Trustees of Allied Asset Advisors Funds determined to terminate the Class M shares of the Dow Jones Islamic Index Fund (the "Fund"), effective at the close of business on October 30, 2003. You are welcome to redeem your shares before that date or consider other investment options with the Fund. As a result of the decision to terminate the Class M shares of the Fund, investors are no longer permitted to purchase Class M shares as of the date of this supplement. If the Fund has not received your redemption request or other instruction by October 30, 2003, your shares will be redeemed on October 31, 2003 and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record. Please contact the Fund at 1-888-FUNDS-85 if you would like to consider other investment options with the Fund.




    Please retain this Supplement with your Prospectus for future reference.